SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Wednesday, July 14, 2004
(Date of report)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	58-1035424 (I.R.S. Employer Identification No.)

660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 12. Results of Operations and Financial Condition.

     On July 13, 2004, the Registrant is publicly releasing preliminary financial results for the second quarter ended July 3, 2004. The press release is furnished with this filing as Exhibit 99.1, which is hereby incorporated in this Item 12 by reference

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on July 14, 2004.

EMS TECHNOLOGIES, INC.

Date: July 14, 2004	By:/s/ Don T. Scartz Don T. Scartz Executive Vice President and Chief Financial Officer